UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
March 1, 2001
Date of Report (date of earliest event reported)

AURORA BIOSCIENCES CORPORATION

(Exact name of Registrant as specified in charter)

Delaware	0-22669	33-0669859

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11010 Torreyana Road
San Diego, California 92121
(Address of principal executive offices)
Registrant’s telephone number, including area code: (858) 404-6600

N/A

(Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
ITEM 7.(a) Financial statements of businesses acquired.
Balance Sheet
Statements of Operations
Statements of Cash Flows
Notes to Financial Statements
ITEM 7.(b) Pro forma financial information.
PRO FORMA CONDENSED COMBINED BALANCE SHEET
PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
ITEM 7.(c) Exhibits.
SIGNATURE
INDEX TO EXHIBITS
EXHIBIT 23.1
EXHIBIT 23.2

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

ITEM 7.(a)  Financial statements of businesses acquired.

The audited financial statements of PanVera Corporation for the years ended September 30, 2000, 1999 and 1998, as required by this item, are incorporated by reference to the Registration Statement on Form S-4 of Aurora Biosciences Corporation filed on February 6, 2001 (Registration No. 333-54638).

The unaudited financial statements of PanVera Corporation for the three months ended December 31, 2000, as required by this item, are set forth at the pages indicated below:

PANVERA CORPORATION

Balance Sheet

	December 31,	September 30,
	2000	2000

	(Unaudited)
Assets

Current assets:

Cash and cash equivalents	$1,475,619	$1,200,249

Investments	0	200,000

Accounts receivable	1,346,947	1,763,077

Inventories	970,205	921,533

Prepaid expenses	314,000	227,070

Deferred taxes	56,768	56,768

Total current assets	4,163,539	4,368,697

Equipment and leasehold improvements, net	2,701,589	1,346,036

Industrial revenue bond funds	4,592,084	5,624,178

Deferred taxes	140,768	140,768

Note issuance costs, net	185,600	188,214

Intellectual property, net	169,582	166,400

Investment in affiliate	200	200

Total assets	$11,953,362	$11,834,493

Liabilities and stockholders’ equity

Current liabilities:

Accounts payable	$2,143,497	$1,414,365

Accrued compensation	179,007	294,916

Other current liabilities	134,047	179,248

Unearned revenue	152,947	131,569

Current portion of long-term notes payable	318,116	303,518

Total current liabilities	2,927,614	2,323,616

Long-term notes payable, less current portion	6,574,482	6,663,765

Commitments

Stockholders’ equity:

Common stock, $.025 par value; 2,500,000 shares authorized; 1,421,652 shares issued and 1,221,652 shares outstanding at each December 31, 2000 and September 30, 2000	35,541	35,541

Additional paid-in capital	4,051,496	4,051,496

Retained earnings (accumulated deficit)	(174,030)	221,816

Less: Treasury stock, at cost: 200,000 shares	(1,461,741)	(1,461,741)

Total stockholders’ equity	2,451,266	2,847,112

Total liabilities and stockholders’ equity	$11,953,362	$11,834,493

See accompanying notes.

PANVERA CORPORATION

Statements of Operations

(Unaudited)

	Three Months Ended December 31,

	2000	1999

Revenue	$3,004,843	$2,480,905

Operating expenses:

Cost of revenue	1,467,990	1,156,468

Research and development	634,001	336,541

Selling, general and administrative	1,422,540	731,739

Total operating expenses	3,524,531	2,224,748

Income (loss) from operations	(519,688)	256,157

Interest income	103,534	90,274

Interest expense	(92,692)	(95,868)

Income (loss) before income taxes	(508,846)	250,563

Benefit from (provision for) income taxes	113,000	(57,379)

Net income (loss)	$(395,846)	$193,184

See accompanying notes.

PANVERA CORPORATION

Statements of Cash Flows

(Unaudited)

	Three Months Ended
	December 31,

	2000	1999

Operating activities:

Net income (loss)	$(395,846)	$193,184

Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:

Depreciation and amortization	57,275	53,791

Loss on disposal of assets	2,854	—

Changes in operating assets and liabilities:

Accounts receivable	416,130	(260,227)

Inventories	(48,672)	(138,895)

Prepaid expenses	(86,930)	(87,800)

Accounts payable	729,132	30,793

Accrued compensation	(115,909)	13,677

Other current liabilities	(45,201)	(43,866)

Unearned revenue	21,378	89,463

Net cash provided by (used in) operating activities	534,211	(149,880)
Investing activities:

Sale of investments — industrial revenue bond funds	1,032,094	43,810

Sale of investments	200,000	—

Construction in progress	(1,393,626)	(1,180)

Purchases of equipment and leasehold improvements	(4,399)	(4,914)

Technology license fees and patent costs	(18,225)	(24,975)

Net cash provided by (used in) investing activities	(184,156)	12,741

Financing activities:

Principal payments on indebtedness	(74,685)	(72,666)

Net cash used in financing activities	(74,685)	(72,666)

Net increase (decrease) in cash and cash equivalents	275,370	(209,805)

Cash and cash equivalents at beginning of period	1,200,249	419,732

Cash and cash equivalents at end of period	$1,475,619	$209,927

Supplemental disclosure of cash flow information:

Interest paid	$79,813	$169,992

Income taxes paid	$47,542	$56,772

See accompanying notes.

PANVERA CORPORATION
Notes to Financial Statements (Unaudited)
December 31, 2000

1. Basis of Presentation

The accompanying unaudited financial statements of PanVera Corporation (“PanVera”) have been prepared in accordance with generally accepted accounting principles for interim financial information and with the instructions to Form 10-Q and Article 10 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments, consisting of normal recurring adjustments, considered necessary for a fair presentation have been included. Interim results are not necessarily indicative of results for a full year.

The balance sheet at September 30, 2000 has been derived from the audited financial statements at that date but does not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. These financial statements should be read in conjunction with the audited financial statements and footnotes thereto included in the Registration Statement on Form S-4 of Aurora Biosciences Corporation, filed on February 6, 2001. (Registration No. 333-54638)

2. Inventories

Inventories consist of the following:

	December 31,	September 30,
	2000	2000

Raw materials	$37,397	$55,899

Work in process	120,568	98,250

Finished goods	812,240	767,384

Total inventories	$970,205	$921,533

3. Subsequent Event

In March 2001, PanVera completed a merger with Aurora Biosciences Corporation (“Aurora”), a biotechnology company based in San Diego, California. Pursuant to the merger, Aurora acquired all of PanVera’s outstanding common stock in a tax-free, stock for stock transaction, for approximately 1,900,000 shares of Aurora common stock. The transaction will be accounted for using the pooling-of-interests method.

ITEM 7.(b) Pro forma financial information.

On March 1, 2001, Aurora Biosciences Corporation (“Aurora”) completed a merger with PanVera Corporation (“PanVera”), a biotechnology company based in Madison, Wisconsin. The merger was based upon Aurora issuing or reserving for issuance an aggregate of 1,900,000 shares of its common stock to PanVera. Each share of PanVera issued and outstanding prior to the merger was exchanged for approximately 1.3422 shares of Aurora common stock. In addition, outstanding PanVera stock options were converted at the same exchange ratio into options to purchase 260,222 shares of Aurora common stock.

The following unaudited pro forma condensed combined balance sheet is based on the individual balance sheets of Aurora and PanVera as of December 31, 2000 and has been prepared to reflect the acquisition by Aurora of PanVera as if the acquisition had occurred as of December 31, 2000. The unaudited pro forma condensed combined statements of operations are provided for the fiscal years ended December 31, 2000, 1999 and 1998 giving effect to the merger as though it had occurred at the beginning of the earliest period presented. For purposes of the pro forma operating data, Aurora’s financial statements for the three years ended December 31, 2000 have been combined with PanVera’s financial statements for the three years ended September 30, 2000. In accordance with Accounting Principles Board Opinion No. 16 (“APB No. 16”), PanVera’s results of operations for the three month period ended December 31, 2000 have been added directly to PanVera’s retained earnings at December 31, 2000 and are excluded from the following pro forma condensed combined statements of operations for the year ended December 31, 2000.

The unaudited pro forma condensed combined financial statements should be read in conjunction with the historical financial statements of Aurora Biosciences Corporation and PanVera Corporation. The pro forma condensed combined financial statements are presented for comparative purposes only and do not purport to be indicative of what the actual results of operations or financial position would have been for the periods presented had the transactions occurred on the dates indicated and do not purport to indicate the results of future operations.

The pro forma financial information required by this item is set forth at the pages indicated below:

AURORA BIOSCIENCES CORPORATION
PRO FORMA CONDENSED COMBINED BALANCE SHEET
December 31, 2000
(Unaudited)

	Aurora	PanVera	Pro Forma	Pro Forma
	Biosciences	Corporation	Adjustments	Combined

Assets

Current assets:

Cash and cash equivalents	$23,093,206	$1,475,619	$—	$24,568,825

Investment securities, available-for-sale	82,067,909	—	—	82,067,909

Accounts receivable	20,296,917	1,346,947	—	21,643,864

Prepaid expenses and other current assets	5,798,731	1,340,973	—	7,139,704

Total current assets	131,256,763	4,163,539	—	135,420,302

Equipment, furniture and leaseholds, net	13,110,123	2,701,589	—	15,811,712

Other assets	11,935,036	5,088,234	—	17,023,270

	$156,301,922	$11,953,362	$—	$168,255,284

Liabilities and Stockholders’ Equity

Current liabilities:

Accounts payable and accrued compensation	$7,984,831	$2,322,504	$—	$10,307,335

Unearned revenue	15,603,201	152,947	—	15,756,148

Other current liabilities	4,669,905	452,163	—	5,122,068

Total current liabilities	28,257,937	2,927,614	—	31,185,551

Noncurrent liabilities	3,381,484	6,574,482	—	9,955,966

Stockholders’ equity	124,662,501	2,451,266	—	127,113,767

	$156,301,922	$11,953,362	$—	$168,255,284

AURORA BIOSCIENCES CORPORATION
PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
Year ended December 31, 2000
(Unaudited)

	Aurora	PanVera	Pro Forma	Pro Forma
	Biosciences	Corporation(A)	Adjustments	Combined

Revenue	$63,790,611	$11,364,900	$—	$75,155,511

Operating expenses:

Cost of revenue	34,110,155	5,453,157	—	39,563,312

Research and development	14,368,497	1,803,666	—	16,172,163

Selling, general and administrative	14,923,327	3,257,582	—	18,180,909

Total operating expenses	63,401,979	10,514,405	—	73,916,384

Income from operations	388,632	850,495	—	1,239,127

Interest and other income	6,571,332	430,790	—	7,002,122

Interest expense	(658,402)	(425,535)	—	(1,083,937)

Loss on investment due to decline in value deemed other-than-temporary	(1,369,136)	—	—	(1,369,136)

Income before taxes	4,932,426	855,750	—	5,788,176

Provision for income taxes	(579,000)	(291,260)	—	(870,260)

Net income	$4,353,426	$564,490	$—	$4,917,916

Basic net income per share	$0.22			$0.23

Diluted net income per share	$0.20			$0.20

Shares used in computing:

Basic net income per share	19,911,001			21,548,495

Diluted net income per share	22,206,792			24,093,750

(A) PanVera results of operations are for the twelve months ended September 30, 2000.

AURORA BIOSCIENCES CORPORATION
PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
Year ended December 31, 1999
(Unaudited)

	Aurora	PanVera	Pro Forma	Pro Forma
	Biosciences	Corporation(A)	Adjustments	Combined

Revenue	$50,521,461	$7,805,610	$—	$58,327,071

Operating expenses:

Cost of revenue	27,941,512	3,714,964	—	31,656,476

Research and development	11,593,538	1,255,506	—	12,849,044

Selling, general and administrative	11,932,950	2,853,766	—	14,786,716

Total operating expenses	51,468,000	7,824,236	—	59,292,236

Loss from operations	(946,539)	(18,626)	—	(965,165)

Interest and other income	1,545,091	320,851	—	1,865,942

Interest expense	(690,869)	(359,142)	—	(1,050,011)

Loss before taxes	(92,317)	(56,917)	—	(149,234)

Benefit from (provision for) income taxes	(117,000)	78,065	—	(38,935)

Net income (loss)	$(209,317)	$21,148	$—	$(188,169)

Basic net loss per share	$(0.01)			$(0.01)

Diluted net loss per share	$(0.01)			$(0.01)

Shares used in computing:

Basic net loss per share	17,019,195			18,654,898

Diluted net loss per share	17,019,195			18,654,898

(A) PanVera results of operations are for the twelve months ended September 30, 1999.

AURORA BIOSCIENCES CORPORATION
PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
Year ended December 31, 1998
(Unaudited)

	Aurora	PanVera	Pro Forma	Pro Forma
	Biosciences	Corporation(A)	Adjustments	Combined

Revenue	$26,557,888	$6,952,916	$—	$33,510,804

Operating expenses:

Cost of revenue	23,814,409	3,295,440	—	27,109,849

Research and development	17,145,787	1,058,176	—	18,203,963

Selling, general and administrative	6,103,808	1,996,151	—	8,099,959

Total operating expenses	47,064,004	6,349,767	—	53,413,771

Income (loss) from operations	(20,506,116)	603,149	—	(19,902,967)

Interest and other income	2,444,836	65,113	—	2,509,949

Interest expense	(645,395)	(94,649)	—	(740,044)

Income (loss) before taxes	(18,706,675)	573,613	—	(18,133,062)

Benefit from income taxes	—	212,118	—	212,118

Net income (loss)	$(18,706,675)	$785,731	$—	$(17,920,944)

Basic net loss per share	$(1.15)			$(1.00)

Diluted net loss per share	$(1.15)			$(1.00)

Shares used in computing:

Basic net loss per share	16,336,286			17,971,831

Diluted net loss per share	16,336,286			17,971,831

(A) PanVera results of operations are for the twelve months ended September 30, 1998.

ITEM 7.(c) Exhibits.

23.1	Consent of Arthur Andersen LLP, Independent Public Accountants.

23.2	Consent of KPMG LLP, Independent Auditors.

99.1
Proxy Statement/Prospectus dated February 6, 2001 (incorporated by reference to the Corporation’s Registration Statement on Form S-4, Registration Statement No. 333-54638 previously filed on February 6, 2001).

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AURORA BIOSCIENCES CORPORATION

By:	/s/ Stuart J.M. Collinson

Stuart J.M. Collinson, President, Chief Executive Officer and Chairman of the Board of Directors

Date: May 4, 2001

INDEX TO EXHIBITS

23.1	Consent of Arthur Andersen LLP, Independent Public Accountants.

23.2	Consent of KPMG LLP, Independent Auditors.

99.1
Proxy Statement/Prospectus dated February 6, 2001 (incorporated by reference to the Corporation’s Registration Statement on Form S-4, Registration Statement No. 333-54638 previously filed on February 6, 2001).